Merchandise Inventory	12 Months Ended
Dec. 31, 2020
Inventory Disclosure [Abstract]
MERCHANDISE INVENTORY

NOTE 5—MERCHANDISE INVENTORY

At December 31, 2020 and 2019, the inventory balances are composed of:

	December 31, 2020	December 31, 2019
Appliances	$5,285,975	$1,538,552
Furniture	194,852	184,755
Other	91,414	81,783
Total merchandise inventory	5,572,241	1,805,090
Allowance for inventory obsolescence	(425,000)	(425,000)
Merchandise inventory, net	$5,147,241	$1,380,090